MFS INSTITUTIONAL CORE EQUITY FUND

                  MFS INSTITUTIONAL REAL ESTATE INVESTMENT FUND

                      Supplement to the Current Prospectus


         The Board of Trustees which oversees the MFS Institutional Core Equity Fund (the "Core Equity Fund" or a "Fund") and the MFS Institutional Real Estate Investment Fund (the "Real Estate Fund" or a "Fund") each a series of MFS Institutional Trust (the "Trust"), voted at its meeting on April 27, 2004 to terminate the Core Equity Fund effective June 21, 2004, or as soon thereafter as practicable, and to terminate the Real Estate Fund effective May 14, 2004, or as soon thereafter as practicable (each, a "Termination Date").

         In connection with the termination of each Fund, the Board of Trustees has suspended the sale of each Fund's shares effective immediately. Consequently, purchase orders for each Fund's shares received on or after April 27, 2004 will be rejected by the respective Fund. As the Funds will be liquidating portfolio securities in anticipation of its termination, each Fund will not be managed to meet its respective investment objective during this period.

         Until each Funds' Termination Date, shareholders may choose to redeem their Fund shares or exchange their shares for shares of one of the other series of the Trust or Class I shares of any fund in the MFS Family of Funds(R) which permits exchanges at such fund's then current net asset value. If a shareholder takes no action, their shares will automatically be redeemed on the respective Funds' Termination Date.

         This Supplement also serves as formal notice of each Fund's termination pursuant to Section 9.2(a) of the Trust's Amended and Restated Declaration of Trust.

         Please contact an Institutional client services representative via e-mail at institutionalclientservice@mfs.com or via telephone at (877) 960-6077 for further information on exchange options.



    The Date of this Supplement is April 27, 2004 as revised April 30, 2004.